EXHIBIT 21.1

SUBSIDIARIES OF THE KROGER CO.

Agri-Products, Inc. [Arkansas]

Alpha Beta Company [California]

A Plus Drug Wholesale, LLC [Florida]

A Plus Healthcare Wholesale, Inc. [Mississippi]

Axis Pharmaceutical Partners, LLC [ Florida]

Axium Healthcare Pharmacy, Inc. [Florida]

Axium Healthcare Wholesale Drugs and Medical, Inc. [Florida]

Axium Pharmacy Holdings, Inc. [Delaware]

Axium Pharmacy of the Carolinas, LLC [ Florida]

Balanced Solutions Compounding Pharmacy LLC [Florida]

Bay Area Warehouse Stores, Inc. [California]

Beech Tree Holdings, LLC [Delaware]

Bell Markets, Inc. [California]

Bluefield Beverage Company [Ohio]

Cala Co. [Delaware]

Cala Foods, Inc. [California]

CB&S Advertising Agency, Inc. [Oregon]

Country Oven, Inc. [Ohio]

Crawford Stores, Inc. [California]

Dillon Companies, Inc. [Kansas]

Also Doing Business As:

Baker’s Supermarkets

City Market

Dillon Food Stores

Dillon Stores Division, Inc.

Food 4 Less

Gerbes Supermarkets

Inter-American Products

King Soopers

Peyton’s Fountain

Dillon Real Estate Co., Inc. [Kansas]

Distribution Trucking Company [Oregon]

Dotto, Inc. [Indiana]

Edgewood Plaza Holdings, LLC [Ohio]

Embassy International, Inc. [Ohio]

Farmacia Doral, Inc. [Puerto Rico]

FM, Inc. [Utah]

FMJ, Inc. [Delaware]

Also Doing Business As:

Fred Meyer Jewelers Mail Order

fredmeyerjewelers.com

littmanjewelers.com

Food 4 Less GM, Inc. [California]

Food 4 Less Holdings, Inc. [Delaware]

Food 4 Less Merchandising, Inc. [California]

Food 4 Less of California, Inc. [California]

Food 4 Less of Southern California, Inc. [Delaware]

Fred Meyer (HK) Limited [Hong Kong]

Fred Meyer, Inc. [Delaware]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Fred Meyer Jewelers, Inc. [California]

Also Doing Business As:

Barclay Jewelers

Fox’s Jewelers

Littman Jewelers

Fred Meyer Stores, Inc. [Ohio]

Also Doing Business As:

Fred Meyer

Inter-American Products

Quality Food Centers

Swan Island Dairy

Glendale/Goodwin Realty I, LLC [Ohio]

Grants Pass FMS, LLC [Oregon]

Healthy Options Inc. [Delaware]

Also Doing Business As:

Postal Prescription Services

Henpil, Inc. [Texas]

Hughes Markets, Inc. [California]

Hughes Realty, Inc. [California]

Infusion Solutions of Puerto Rico, LLC [Puerto Rico]

Inter-American Foods, Inc. [Ohio]

Inter-American Products, Inc. [Ohio]

Junior Food Stores of West Florida, Inc. [Florida]

Also Doing Business As:

Kwik Shop

Kwik Shop Market

Tom Thumb Food Stores

J.V. Distributing, Inc. [Michigan]

Kent FMS, LLC [Delaware]

Kessel FP, L.L.C. [Michigan]

Kessel RCD, L.L.C. [Michigan]

Kessel Saginaw, L.L.C. [Michigan]

Kiosk Medicine Kentucky, LLC [Kentucky]

Also Doing Business As:

The Little Clinic

KPF Insurance Services LLC [Ohio]

KPF, LLC [Delaware]

KRGP Inc. [Ohio]

KRLP Inc. [Ohio]

Kroger 017 Operator, Inc. [Ohio]

Kroger 509 Operator, Inc. [Ohio]

Kroger 592 Operator, Inc. [Ohio]

The Kroger Co. of Michigan [Michigan]

Also Doing Business As:

Bi-Lo Discount Foods

Inter-American Products

Kessel Food Markets

Kessel Pharmacies

Kroger Fresh Fare

Michigan Dairy

Kroger Community Development Entity, LLC [Ohio]

Kroger Dedicated Logistics Co. [Ohio]

Also Doing Business As:

KDL

Kroger G.O. LLC [Ohio]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Kroger Limited Partnership I [Ohio]

Also Doing Business As:

Chef’s Choice Catering

Foods Plus

Gene Maddy Drugs

JayC Food Stores

Kentucky Distribution Center

Kroger Food Stores

Kroger Marketplace

Owen’s Supermarket

Peyton’s Southeastern

Queen City Centre

Ruler Discount Foods

Scott’s Food & Pharmacy

Kroger Limited Partnership II [Ohio]

Also Doing Business As:

Country Oven Bakery

Crossroad Farms Dairy

Inter-American Products

K. B. Specialty Foods

Kenlake Foods

Pace Dairy of Indiana

Peyton’s Northern

Winchester Farms Dairy

Kroger Management Co. [Michigan]

Kroger Management — Corryville, LLC [Ohio]

Kroger Management — NMTC Columbus I, LLC [Ohio]

Kroger Management — NMTC Dallas I, LLC [Ohio]

Kroger Management — NMTC Griffin I, LLC [Ohio]

Kroger Management — NMTC Houston I, LLC [Ohio]

Kroger MC Holdings, LLC [Ohio]

Kroger MTL Management, LLC [Ohio]

Kroger Prescription Plans, Inc. [Ohio]

Kroger Texas L.P. [Ohio]

Also Doing Business As:

America’s Beverage Company

Inter-American Products

Kroger Kwik Shop

Vandervoort Dairy Foods Company

KR Plaza Holdings, LLC [Delaware]

Kwik Shop, Inc. [Kansas]

The Little Clinic LLC [Delaware]

The Little Clinic Management Services LLC [Delaware]

The Little Clinic of Arizona LLC [Delaware]

The Little Clinic of Colorado LLC [Delaware]

The Little Clinic of Ohio LLC [Ohio]

The Little Clinic of Tennessee LLC [Delaware]

Michigan Dairy, L.L.C. [Michigan]

Mini Mart, Inc. [Wyoming]

Also Doing Business As:

Loaf ‘N Jug

Pace Dairy Foods Company [Ohio]

Paramount Logistics, LLC [Ohio]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Pay Less Super Markets, Inc. [Indiana]

Peyton’s-Southeastern, Inc. [Tennessee]

Also Doing Business As:

Peyton’s Mid-South Company

Pontiac Foods, Inc. [South Carolina]

Queen City Assurance, Inc. [Vermont]

Quik Stop Markets, Inc. [California]

Ralphs Grocery Company [Ohio]

Also Doing Business As:

Food 4 Less

Food 4 Less Midwest

Foods Co.

Inter-American Products

Ralphs Fresh Fare

Ralphs Marketplace

Rocket Newco, Inc. [Texas]

Second Story, Inc. [Washington]

Shelter Cove Towne Centre, LLC [South Carolina]

Smith’s Beverage of Wyoming [Wyoming]

Smith’s Food & Drug Centers, Inc. [Ohio]

Also Doing Business As:

Fry’s Food Stores

Fry’s Marketplace

Fry’s Mercado

Inter-American Products

Peyton’s Phoenix

Smith’s Express

Smith’s Express Fuel

Smith’s Food & Drug Stores

Smith’s Food King

Smith’s Fuel Centers

Smith’s Marketplace

Southern Ice Cream Specialties, Inc. [Ohio]

Sunrise R&D Holdings, LLC [Ohio]

THGP Co., Inc. [Pennsylvania]

THLP Co., Inc. [Pennsylvania]

TH Midwest, Inc. [Ohio]

Also Doing Business As:

Turkey Hill Minit Markets

TLC Corporate Services LLC [Delaware]

TLC Immunization Clinic LLC [Delaware]

TLC of Georgia LLC [Delaware]

Also Doing Business As:

The Little Clinic

TLC Physician Services of Texas, Inc. [Texas]

Also Doing Business As:

The Little Clinic

Topvalco, Inc. [Ohio]

Turkey Hill, L.P. [Pennsylvania]

Also Doing Business As:

Inter-American Products

Turkey Hill Dairy, Inc.

Turkey Hill Minit Markets

Vine Court Assurance Incorporated [Vermont]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.